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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 6, 2003


                       Hartman Commercial Properties REIT
             (Exact name of registrant as specified in its charter)

            Texas                 000-50256               76-0594970
(Sate or Other Jurisdiction of   (Commission   (IRS Employer Identification No.)
        Incorporation)           File Number)

                    1450 W. Sam Houston Parkway N., Suite 100
                              Houston, Texas 77057

                    (Address of Principal Executive Offices,
                               Including Zip Code)


       Registrant's telephone number, including area code: (713) 467-2222

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Item 9. Regulation FD Disclosure

          On August 6, 2003, the registrant issued its quarterly newsletter to the holders if its common shares of beneficial interest, par value $.001 per share. The quarterly newsletter is attached as Exhibit 99.1 and incorporated by reference herein. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and is deemed to have been furnished pursuant to Item 9 and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARTMAN COMMERCIAL PROPERTIES REIT

Dated: August 6, 2003                          By: /s/ Robert W. Engel
                                                   -----------------------------
                                               Name: Robert W. Engel
                                               Title: Chief Financial Officer